EXHIBIT NO. 10.57

                  SEVENTH AMENDMENT AND CONSENT TO POSTPETITION
                                CREDIT AGREEMENT


        THIS SEVENTH AMENDMENT AND CONSENT TO POSTPETITION CREDIT AGREEMENT, dated as of September 4, 1998 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY an Illinois corporation and a debtor and debtor in possession (collectively, the "BORROWERS"), each Revolving Lender and Term Lender signatories hereto (collectively the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

        A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

        B. The Lenders have extended credit to the Borrowers under the Credit Agreement by, among other things, the term loans (the "EXISTING TERM LOANS") evidenced by the Term Note dated as of September 5, 1997, made by the Borrowers in favor of the Term Lenders in the original principal amount of $36,356,250.

        C. The Borrowers have requested that the Term Lenders and certain other financial institutions (together with the Term Lenders, the "SECOND TERM LENDERS") extend further credit by extending a new term loan (the "SECOND TERM LOAN") to the Borrowers in the original principal amount of at least $20,000,000 and up to $30,000,000, to be evidenced by a promissory note (the "SECOND TERM NOTE"), made by the Borrowers in favor of the Second Term Lenders, such extension of credit to be secured by an interest in the Collateral PARI PASSU and pro rata with the Existing Term Loans.

        D. The Borrowers desire to establish a new private-label credit card program as evidenced by the Merchant Agreement dated as of September 4, 1998 (the "HOUSEHOLD MERCHANT AGREEMENT"), among Household Bank (SB), N.A. ("HOUSEHOLD") and certain of the Borrowers. In connection with the establishment of such a program, the Borrowers desire to terminate the GECC Account Purchase Agreement pursuant to the terms a letter to be sent to GECC (the "LETTER").

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        E. The Borrowers further desire to create a new wholly owned subsidiary of LFC to be incorporated under the laws of the Turks and Caicos Islands ("NEWCO"), which subsidiary will provide reinsurance services for credit insurance offered by the Borrowers to their customers in connection with the private-label credit card program established with Household.

        F. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement to, among other things, (i) extend the Second Term Loan and
(ii) incorporate the Household Merchant Agreement, on the terms and subject to the conditions of this Amendment.

        G. The Borrowers have requested that the Lenders and the Agent consent to (i) the extension of the Second Term Loan, (ii) the execution and delivery of the Household Merchant Agreement and the Termination of the GECC Account Purchase Agreement and (iii) the creation of Newco, on the terms and subject to the conditions of this Amendment.

        H. It is the intention of the Borrowers, the Lenders and the Agent that this Amendment will become effective in whole or in part as provided in SECTION 5.

                                   AGREEMENT:

        In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

        1.     AMENDMENTS TO CREDIT AGREEMENT (SECOND TERM LOAN).

        On the date each of the conditions set forth in SECTION 5.1 is satisfied by the Borrowers (the "SECOND TERM LOAN CLOSING DATE"), the Credit Agreement is amended as follows:

        1.1 The Credit Agreement is amended by adding Article 2B to the Credit Agreement as follows:

                          ARTICLE 2B. SECOND TERM LOAN.

               Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of the Borrowers set forth herein, on September 4, 1998, the Second Term Lenders agree to extend a term loan to the Borrowers in the original principal amount of at least $20,000,000 and up to $30,000,000 (the "SECOND TERM LOAN"). The Second Term Loan shall be evidenced by a Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents.

        1.2 Section 1.1 of the Credit Agreement is amended by deleting the definition of "APPRAISED VALUE" in its entirety and replacing it as follows:

               APPRAISED VALUE means (i) unless covered by an appraisal described under clause (ii) below, with respect to the various parcels of real property of the Borrowers for which a current appraisal dated August 29, 1997 or later prepared by Ernst & Young L.L.P. has been delivered to the Agent, the appraised liquidation value of each such property as reflected in the applicable appraisal, (ii) with respect to the Borrowers' leasehold interests in various parcels of real property for which a current appraisal dated November 12, 1997, or later prepared by Grubb & Ellis has been delivered to the Agent, the arithmetic mean of the appraised liquidation value and the appraised fair market value of each such property as reflected in the applicable appraisal, (iii) with respect to any other leasehold interest of any Borrower in any real property, the arithmetic mean of the appraised liquidation value and the


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        appraised fair market value of such leasehold interest (assuming the same to be freely assignable to the extent provided in section 365 of the Bankruptcy Code), as determined by a nationally recognized real estate appraisal firm retained by the Agent and reasonably acceptable to the Majority Term Lenders for purposes of making such determination and in an appraisal reasonably satisfactory to the Agent and the Majority Term Lenders, as of the earlier of the date of the sale, transfer or other disposition by any Borrower of such leasehold interest and any date after the Closing Date used in any such appraisal and (iv) with respect to any other fee interest of any Borrower in any real property, the appraised liquidation value of such fee interest, as determined by a nationally recognized real estate appraisal firm retained by the Agent and reasonably acceptable to the Majority Term Lenders for purposes of making such determination and in an appraisal reasonably satisfactory to the Agent and the Majority Term Lenders, as of the earlier of the date of the sale, transfer or other disposition by any Borrower of such fee interest and any date after the Closing Date used in any such appraisal; it being understood that, if any appraisal delivered to the Agent pursuant to clause (i), (ii), (iii) or (iv) sets forth a range of values for liquidation value or fair market value of the subject property, the "appraised liquidation value" of such property shall be the arithmetic mean of the high and low values of the liquidation value specified for such property and the "appraised market value" of such property shall be the arithmetic mean of the high and low values of the fair market value specified for such property and if the appraisal sets forth a range of values for the subject property, alone, the "Appraised Value" of such property shall be the arithmetic mean of the high and low values specified for such property, as determined by the Agent and (v) with respect to any other fixed assets of any Borrower, (including without limitation fixtures, furniture and equipment) the fair market value of such assets as determined by the Agent in the exercise of its Permitted Discretion.

        1.3 Section 1.1 of the Credit Agreement is further amended by adding the following sentence to the end of the definition of "EXPENSES" as follows:

        EXPENSES also means all reasonable costs and expenses of the Majority Term Lenders incurred in connection with the Credit Documents and the respective transactions contemplated therein, including, without limitation, (I) the costs of conducting record searches and examining collateral, (II) the reasonable fees and expenses of legal counsel and paralegals, accountants, appraisers and other consultants, experts or advisors retained by the Majority Term Lenders, including, without limitation, consultants, experts or advisors retained in connection with due diligence investigations and (III) the costs of reviewing and preparing waivers, amendments and consents.

        1.4 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               MAKE-WHOLE PREMIUM means, in connection with any payment of the principal amount of all or any portion of the principal amount of the Second Term Loan at any time prior to March 5, 1999, for any reason (whether upon voluntary prepayment, mandatory prepayment, acceleration or otherwise), an amount equal to the Present Value (as hereinafter defined) of the difference in the interest that would have been payable on each interest payment date on the amount of such principal being prepaid (assuming each payment of interest on the Second Term Loan would have been timely paid when due) and the interest that would be earned on the prepaid amount at 7.00%. For purposes of this definition, PRESENT VALUE shall be determined in accordance with generally accepted financial practice in the United States of America at a discount rate equal to 7.00% per annum applied on a monthly basis.

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        1.5 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               ORIGINAL TERM LENDERS means each financial institution identified on ANNEX II as an "Original Term Lender".

        1.6 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               ORIGINAL TERM LOAN has the meaning set forth in Article 2A.

        1.7 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               SECOND TERM LENDERS means each financial institution identified on ANNEX II as a "Second Term Lender."

        1.8 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               SECOND TERM LOAN has the meaning set forth in Article 2B.

        1.9 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "TERM LENDER" in its entirety and replacing it as follows:

               TERM LENDERS means the Original Term Lenders and the Second Term Lenders.

        1.10 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "TERM LOAN" in its entirety and replacing it as follows:

               TERM LOAN means the Original Term Loan and the Second Term Loan.

        1.11 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "TERM NOTE" in its entirety and replacing it as follows:

               TERM NOTE means, collectively, each promissory note of the Borrowers payable to the order of any Term Lender, including, without, limitation, the promissory note evidencing the Second Term Loan, substantially in the form of EXHIBIT C-2 as amended, restated, supplemented or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution or exchange for, any of the foregoing.

        1.12 Article 2A of the Credit Agreement is amended by deleting such article in its entirety and replacing it as follows:

                         ARTICLE 2A. ORIGINAL TERM LOAN.

               On each Business Day that Collections are to be applied to repay the principal of the Prepetition Tranche A Term Loan pursuant to the Postpetition Collateral Agency Agreement, then, unless an Actionable Default has occurred and is continuing, each Original Term Lender shall be deemed to fund a term loan to the Borrowers in an amount equal to its Proportionate Share of the amount of the Collections so to be applied (all term loans made in such manner by each Original Term Lender herein collectively called the "Original Term Loan"). The Original Term Loan of each Original Term Lender shall be evidenced by a Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents. All Collections that would otherwise be applied to repay the principal of the Prepetition Tranche A Term Loan


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

        under the Postpetition Collateral Agency Agreement shall be remitted to the LFC Funds Administrator for the account of the Borrowers in accordance with the deemed funding of the Original Term Loan under this
        Article 2A so long as no Actionable Default has occurred and is continuing.

        1.13 Section 4.7A of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

               4.7A NO PERMITTED PREPAYMENT OF TERM LOANS.

               Until payment in full of all Postpetition Obligations in respect of Revolving Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the terms and provisions hereof, the Borrowers may not prepay the Term Loans at any time in whole or in part. After payment in full of all Postpetition Obligations in respect of Revolving Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the terms and provisions hereof, the Borrowers may prepay the Term Loans at any time in whole or in part; PROVIDED, that any such prepayment shall be applied on a pro rata basis against the then outstanding balances of both the Original Term Loan and the Second Term Loan and must include all of the interest (including default rate interest, to the extent applicable) accrued on the principal amount of the Term Loans so repaid through and including the relevant date of repayment. Each time any principal amount of the Second Term Loan is paid in whole or in part at any time prior to March 5, 1999, for any reason (whether by a voluntary prepayment, a mandatory prepayment, upon acceleration or otherwise), the Borrowers shall pay the Make-Whole Premium to the Second Term Lenders.

        1.14 Article 8 of the Credit Agreement is amended by adding a new
Section 8.19 to such article as follows:

               8.19 LEASEHOLD COVENANTS. No Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, fail to pay when due any postpetition obligation relating to, or arising in connection with, its leasehold interest in any real property, including, without limitation, rent or other payments due under the lease for such real property, any postpetition real estate taxes owing on such real property and payable by the Borrowers or any insurance premiums due in connection with such real property. Without obtaining the prior written consent of the Agent and the Majority Term Lenders, no Borrower shall, or shall permit any of its Subsidiaries to, directly or indirectly, (i) reject or apply to the Bankruptcy Court to reject any executory contract or unexpired lease or
        (ii) assume or apply to the Bankruptcy Court to assume any executory contract or unexpired lease unless such assumption is pursuant to an order of the Bankruptcy Court, acceptable to the Agent and the Majority Term Lenders in their reasonable discretion, that specifically reserves for the Borrowers the right to subsequently assign such executory contract or unexpired lease under section 365(f) of the Bankruptcy Code without, among other things, the consent of the relevant counterparties to such executory contract or unexpired lease.

        1.15 Section 9.2 of the Credit Agreement is amended by adding new subsections (e) and (f) to such section as follows:

               (E) OTHER REMEDIES. If any Event of Default shall have occurred and be continuing, the Agent or the Majority Term Lenders may direct the Borrowers how and when to exercise all rights of the Borrowers under section 365 of the Bankruptcy Code and the Borrowers shall fully comply with such directions; PROVIDED, that notwithstanding the foregoing, the Majority Term Lenders may not exercise any of such rights until all Postpetition Obligations owing to the Revolving Lenders have been


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

        indefeasibly paid in full and the Revolving Commitments have been terminated. Without in any manner limiting any right or remedy of the Agent or any Lender under any other section or provision of this Credit Agreement or any order related to or entered in connection therewith, and unless the Borrowers and the Committee agree otherwise, no such direction shall require any Borrower to assign any unexpired lease or executory contract earlier than the earlier of (i) the expiration of sixty days from the date of such direction and (ii) five Business Days prior to (a) the day upon which the relevant lease or contract may be deemed to be rejected under section 365 of the Bankruptcy Code (whether by expiration of any relevant time period for assumption or rejection or otherwise), (b) the scheduled hearing date on which the relevant executory contract or unexpired lease may be assumed or rejected or (c) the earliest day on which, in the good faith judgement of the Agent or the Majority Term Lenders, a default not subject to cure could occur with respect to that lease or contract. Unless the Borrowers and the Committee agree otherwise, any such assignment pursuant to a Lender direction described above shall be to the highest and best bidder at a public auction held before the Bankruptcy Court or as the Bankruptcy Court shall otherise direct. Notwithstanding anything to the contrary contained herein, if the Borrowers do not fully honor and take all actions requested in any such direction within three Business Days of the delivery of such direction, the Agent or the Majority Term Lenders may, on five days' notice to the Borrowers, the Committee and any landlord or other counterparty to the relevant lease or contract, move the Bankruptcy Court on behalf of the Borrowers for the relief specified in the direction and such notice shall be due and sufficient notice of such request under the circumstances.

               (F) Without in any manner limiting any right or remedy of the Agent or any Lender under any other section or provision of this Credit Agreement or any order related to or entered in connection therewith, and notwithstanding that a Default or Event of Default may not have occurred and be continuing, the Agent or the Majority Term Lenders may direct, no earlier than fifteen days prior to the day that any of the events set forth in clause (i), (ii) or (iii) below could occur, the Borrowers how and when to exercise all rights of the Borrowers under section 365 of the Bankruptcy Code (and the Borrowers shall fully comply with such direction(s)) with respect to any lease or executory contract that (i) may be rejected or deemed to be rejected under section 365 of the Bankruptcy Code (whether by expiration of any relevant time period for assumption or rejection or otherwise), (ii) may be assumed or rejected at a scheduled hearing date or (iii) in the good faith judgment of the Agent or the Majority Term Lenders, a default not subject to cure could occur. Unless the Borrowers and the Committee agree otherwise, any such assignment pursuant to a Lender direction described above shall be to the highest and best bidder at a public auction held before the Bankruptcy Court or as the Bankruptcy Court shall otherwise direct. Notwithstanding anything to the contrary contained herein, if the Borrowers do not fully honor and take all actions requested in any such direction within three Business Days of the delivery of such direction, the Agent or the Majority Term Lenders may, on three days' notice to the Borrowers, the Committee any landlord or other counterparty to the relevant lease or contract, move the Bankruptcy Court on behalf of the Borrowers for the relief specified in the direction and such notice shall be due and sufficient notice of such request under the circumstances.

        1.16 Section 9.2A of the Credit Agreement is amended by adding the following sentence to the end of the such section as follows:

        Upon the acceleration of the Term Loans under this SECTION 9.2A, the Borrowers will be required to pay the Make-Whole Premium (in respect of


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

        any principal amount of the Second Term Loans paid for any reason prior to March 5, 1999) to the Second Term Lenders.

        1.17 Section 11.8(c) of the Credit Agreement is amended by deleting the first sentence from such section in its entirety and replacing it as follows:

        Each Term Lender may assign to one or more Persons all or a portion of its rights and obligations under this Credit Agreement, the Term Notes and the other Credit Documents, with the consent of the Agent and the Borrowers, which consents shall not be unreasonably withheld or delayed (PROVIDED, that no consents shall be required (i) if an Event of Default has occurred and is continuing or (ii) if the assignment is to an Affiliate of a Term Lender or a fund or investment entity managed by a Term Lender or an Affiliate of a Term Lender); and upon execution and delivery to the Agent, for its acceptance and recording in the Register, of an agreement in substantially the form of EXHIBIT G-2 (a "TERM ASSIGNMENT AND ASSUMPTION AGREEMENT"), together with surrender of any Term Note or Term Notes subject to such assignment and a processing and recordation fee of $2,500, such assignment shall be effective, the Borrowers shall issue a replacement Term Note or Term Notes to such Person or Persons who thereupon shall be a Term Lender or Term Lenders for all purposes hereunder to the extent of the Term Note or Term Notes so issued and ANNEX II hereto shall be deemed to be modified accordingly.

        1.18 Section 11.11(b) of the Credit Agreement is amended by deleting clause (iii) from such section in its entirety and replacing it as follows:

        (iii) ARTICLE 2A or 2B and SECTION 2.7, 4.1A, 4.5, 4.7(D), 4.7A, 4.9(B),
        4.11, 6.19 (AND ANY SIMILAR REPRESENTATION MADE IN ANY AMENDMENT TO THIS CREDIT AGREEMENT), 6.7, 7.14., 8.6, 8.17(C), 8.19, 9.2A, 9.2(B) OR
        11.8(C) or (E), of this Credit Agreement and

        1.19 Annex II of the Credit Agreement is amended by replacing such annex with the ANNEX II attached to this Amendment as EXHIBIT A.

        2.     AMENDMENTS TO CREDIT AGREEMENT (HOUSEHOLD).

On the date each of the conditions set forth in SECTION 5.2 is satisfied by the Borrowers (the "HOUSEHOLD CLOSING DATE"), the Credit Agreement is amended as follows:

        2.1 Section 1.1 of the Credit Agreement is amended by adding the following definition to such section as follows:

               "HOUSEHOLD" means Household Bank (SB), N.A.

        2.2 Section 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

               "HOUSEHOLD MERCHANT AGREEMENT" means the Merchant Agreement dated as of September 4, 1998, among Household and certain of the Borrowers.

        2.3 Section 8.1 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

               8.1 MINIMUM EBITDA. At the end of each period beginning on April 1, 1998, and ending on the last day of each month set forth below, EBITDA for such period shall be an amount not less than the following:

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

                  PERIOD FROM APRIL
                   1998 TO END OF                   AMOUNT
               ------------------------         ----------------
               June 1998                           ($3,209,000)
               September 1998                      ($8,000,000)
               December 1998                       ($1,750,000)

        2.4 Section 8.3(f) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it as follows:

               (F) Indebtedness and other obligations under the GECC Account Purchase Agreement (including those under the letter dated September 4, 1998, sent to GECC by certain of the Borrowers) and the Household Merchant Agreement, without giving effect to any amendments or modifications or restatements thereof, or supplements thereto;

        2.5 Section 8.4(b) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it as follows:

               (B) Liens granted to GECC under the GECC Account Purchase Agreement and Liens granted to Household under the Household Merchant Agreement;

        2.6 Section 8.12 of the Credit Agreement is amended by deleting cause
(b)(iii) from such section in its entirety and replacing it as follows:

        (III) restrictions set forth in the GECC Account Purchase Agreement or the Household Merchant Agreement,

        2.7 Section 8.14 of the Credit Agreement is amended by deleting clause
(i) from such section in its entirety and replacing it as follows:

        (I) the GECC Account Purchase Agreement (other than the amendment dated October 7, 1997, and the letter dated September 4, 1998, sent to GECC by the Borrowers) or the Household Merchant Agreement and

        2.8 Section 9.1(g) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it as follows:

               (G) DEFAULT UNDER GECC ACCOUNT PURCHASE AGREEMENT OR HOUSEHOLD MERCHANT AGREEMENT. (i) Any default or breach by any Borrower shall occur and be continuing under the GECC Account Purchase Agreement or the Household Merchant Agreement or (ii) the GECC Account Purchase Agreement or the Household Merchant Agreement shall be terminated for any reason, in each case unless consented to by the Majority Lenders.

        2.9 Schedule B, Part 6.9 of the Credit Agreement is amended by replacing such schedule in its entirety with the information on EXHIBIT E.

        2.A.   AMENDMENT TO CREDIT AGREEMENT (LOCATION).

        2A.1 Schedule B, Part 6.9(a) of the Credit Agreement is amended by replacing such schedule with Schedule B, Part 6.9(a) attached to this Amendment as Schedule I.

        2A.2 Schedule B, Part 6.9(b) of the Credit Agreement is amended by replacing such schedule with Schedule B, Part 6.9(b) attached to this Amendment as Schedule II.

        3.     CONSENT.

        3.1 SECOND TERM LOAN. On the Second Term Loan Closing Date, the Agent and each Lender consents to the extension of the Second Term Loan by the


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Second Term Lenders in accordance with the terms of the Credit Agreement, as amended by this Amendment. The Agent and each Lender acknowledge that the Second Term Loan shall be secured by an interest in the Collateral PARI PASSU and pro rata with the Existing Term Loan and the term "Secured Obligations" as used in the Postpetition Collateral Agency Agreement shall include the obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan. The obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan will be secured by the Collateral without having to amend the Collateral Documents. The Agent and each Lender agree that at any time and from time to time, at the cost and expense of the Borrowers, they will execute and deliver all further instruments and documents, and take such further actions, that may be reasonably necessary to so secure the Second Term Loan.

        3.2 HOUSEHOLD TRANSACTION. On the Household Closing Date, the Agent and the Majority Lenders consent to the termination of the GECC Account Purchase Agreement and agree that such termination (or the filing of an application with the Bankruptcy Court for such termination) will not constitute a breach of
Section 8.14 or Section 8.17 of the Credit Agreement or an Event of Default under Section 9.1(g) the Credit Agreement. On the Household Closing Date, the Agent and the Majority Lenders further consent to the entry of certain Borrowers into the Household Merchant Agreement and agree that such entry will not constitute an Event of Default under the Credit Agreement.

        3.3 NEWCO. On the date each of the conditions set forth in SECTION 5.3 is satisfied by the Borrowers (the "NEWCO CLOSING DATE"), the Agent and the Majority Lenders consent to the creation of Newco and agree that such creation will not constitute a breach of Section 8.13 of the Credit Agreement or an Event of Default under the Credit Agreement.

        3.4 OTHER. Nothing in this Amendment should in any way be deemed (i) a waiver of any Event of Default (other than as specifically set forth above) or
(ii) an agreement to forbear from exercising any remedies with respect to any such Event of Default.

        4.     AGREEMENTS OF THE BORROWERS.

        4.1 USE OF PROCEEDS. The proceeds from the Second Term Loan will be used only to prepay outstanding Revolving Loans under the Credit Agreement. The Borrowers acknowledge that the Revolving Line of Credit will be permanently reduced in an amount equal to the original principal amount of the Second Term Loan.

        4.2 FURTHER ASSURANCES. The Borrowers acknowledge that the Second Term Loan shall be secured by an interest in the Collateral PARI PASSU and pro rata with the Existing Term Loan and the term "Secured Obligations" as used in the Postpetition Collateral Agency Agreement shall include the obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan. The obligations of the Borrowers under the Credit Agreement with respect to the Second Term Loan will be secured by the Collateral without having to amend the Collateral Documents. The Borrowers agree that at any time and from time to time, at their cost and expense, they will execute and deliver all further instruments and documents, and take such further actions, that may be reasonably necessary to so secure the Second Term Loan.

        4.3 FAILURE TO COMPLY. The Borrowers agree that a breach of the agreements in this SECTION 3 will constitute an Event of Default under the Credit Agreement.

        5.     CONDITIONS PRECEDENT.

        This Amendment becomes effective on the date set forth above other than with respect to SECTIONS 1, 2, 3.1, 3.2 AND 3.3 of this Amendment, which become effective as described below:

        5.1 SECOND TERM LOAN. With respect to SECTIONS 1 AND 3.1 of this Amendment, this Amendment becomes effective upon satisfaction of the following conditions:

               (A) The representations and warranties of the Borrowers contained in this Amendment are true and correct as of the Second Term Loan Closing Date.

               (B) This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER") in form attached as EXHIBIT B, which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent and the Second Term Lenders shall have been reasonably satisfied with the form and timing or the notice of the motion for the entry of the Amendment Approval Order and such notice and motion shall have been properly served upon each lessor of property to any Borrower. Unless the Agent and the Second Term Lenders agree otherwise, the Amendment Approval Order shall have become final and non-appealable.

               (C) The Borrowers have obtained an order of the Bankruptcy Court extending the Borrowers' time to assume or reject executory contracts and unexpired leases, pursuant to section 365(d)(4) of the Bankruptcy Code, through March 31, 1999.

               (D) The Second Term Lenders have completed their due diligence review of the Borrowers and their properties and are satisfied, in their sole and absolute discretion, with the results of such investigation. Such due diligence investigation includes, without limitation, (i) review of the Borrowers' financial statements, (ii) review of leases for each of 32 properties selected by the Second Term Lenders, (iii) review of the terms and provisions of the Borrowers' real estate holdings (including leasehold documentation relating to such holdings) and (iv) receipt and review of a report prepared by Keen Realty Consultants, such report to be acceptable to the Second Term Lenders in their sole and absolute discretion.

               (E) The Agent and the Second Term Lenders have been reimbursed for all fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation of this Amendment and the Second Term Loan.

               (F) The Agent has received all of the following, each duly executed and dated as of the Second Term Loan Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

               (1) SEVENTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders;

               (2) SECOND TERM NOTES. Second Term Notes, substantially in the form of Exhibit C-2 to the Credit Agreement (dated as of the Second Term Loan Closing Date), made by the Borrowers in favor of the Second Term Lenders;

               (3) AMENDMENT APPROVAL ORDER. A copy of the Amendment Approval Order; and

               (4) OTHER. Such other documents as the Agent or the Second Term Lenders may reasonably request.

        5.2 HOUSEHOLD. With respect to Sections 2 and 3.2, this Amendment becomes effective upon satisfaction of the following conditions:

               (A) The representations and warranties of the Borrowers contained in SECTIONS 6.1 through and including 6.4 of this Amendment are true and correct as of the Household Closing Date.

               (B) The Agent has received ten copies of this Amendment, duly executed by the LFC Funds Administrator, the Borrowers, the Agent and the Majority Lenders.

               (C) The Agent has received an executed copy of an agreement among the Agent, Household and the Borrowers, in form and substance satisfactory to the Agent.

               (D) The Household Merchant Agreement and the Letter have been approved by the Bankruptcy Court.

               (E) (i) The Household Merchant Agreement has closed, (ii) Household has purchased a substantial portion of the portfolio of the Borrowers' customer accounts held by GECC under the GECC Account Purchase Agreement and (iii) the GECC Account Purchase Agreement has been terminated.

               (F) The Agent has received such other documents as it may reasonably request prior to the date of this Amendment.

        5.3 NEWCO. With respect to SECTION 3.3, this Amendment becomes effective upon satisfaction of the following conditions:

               (A) The representations and warranties of the Borrowers contained in SECTIONS 6.1 through and including 6.4 of this Amendment are true and correct as of the Newco Closing Date.

               (B) The Agent has received ten copies of this Amendment, duly executed by the LFC Funds Administrator, the Borrowers, the Agent and the Majority Lenders.

               (C) The Agent has received a secretary certificate of Newco, substantially in the form as the secretary certificates provided to the Agent in connection with the closing of the Credit Agreement, with all appropriate attachments thereto.

               (D) The Agent has received an assumption agreement executed by Newco, substantially in the form of EXHIBIT C.

               (E) The Agent has received an updated Schedule B, Part 8.10 to the Credit Agreement reflecting all accounts of Newco.

               (F) The Agent has received a legal opinion from counsel to the Borrowers in a form and substance acceptable to the Agent.

               (G) The Agent has received such other documents as it may reasonably request and such other conditions as the Agent may reasonably request have been satisfied and, upon the request of the Borrowers, the Agent will give the Borrowers written notice when this condition has been satisfied.

        6.     REPRESENTATIONS AND WARRANTIES.

        Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

        6.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

        6.2 EVENTS OF DEFAULT. No Default or Event or Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

        6.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by Section 5.1(B)), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

        6.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 5.1(B)), except such consents and approvals as have been obtained.

        6.5 NO PREPETITION OBLIGATIONS OUTSTANDING. As of the Second Term Loan Closing Date, there are no Prepetition Obligations outstanding under the Credit Agreement.

        6.6 MATERIAL CONTRACTS. SCHEDULE B, PART 6.19, as amended by the information contained on EXHIBIT D to this Amendment, contains a true, correct and complete list of all the Material Contracts in effect on the Second Term Loan Closing Date. Except as described on SCHEDULE B, PART 6.19, as amended by the information contained on EXHIBIT D to this Amendment, no Material Contract contains any burdensome restrictions on any Borrower or any Subsidiary of any Borrower or any of their respective properties that could prevent such Borrower or Subsidiary from conducting its business as conducted on the Second Term Loan Closing Date. As of the Second Term Loan Closing Date, all of the Material Contracts are in full force and effect and, except as described on SCHEDULE B,
PART 6.19, as amended by the information contained on EXHIBIT D to this Amendment, no defaults currently exist thereunder by any Borrower or Subsidiary of a Borrower that is a party thereto (other than defaults that need not be cured under section 365(b)(2) of the Bankruptcy Code), or to the knowledge of the Borrowers, any other party thereto. The Borrowers agree that the representations and warranties set forth in this SECTION 5.7 will survive the Second Term Loan Closing Date and that if such representations and warranties are false or misleading in any material respect on the Second Term Closing Date, an Event of Default will have occurred under Section 9.1(c) of the Credit Agreement.

        7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

        7.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

        7.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

        8.     GOVERNING LAW.

        THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

        9.     HEADINGS:  COUNTERPARTS.

        Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            [The remainder of this page is intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                      LFC FUNDS ADMINISTRATOR

                      LEVITZ FURNITURE CORPORATION, a Florida corporation, in its capacity as LFC Funds Administrator


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      BORROWERS:

                      LEVITZ FURNITURE CORPORATION, a Florida corporation, in its individual capacity and it its capacity as the LFC Funds Administrator


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      LEVITZ FURNITURE INCORPORATED, a Delaware corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Treasurer
                                 ------------------------------------------


                      LEVITZ  FURNITURE  REALTY  CORPORATION,   a  Florida
                      corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------

                      LEVITZ SHOPPING SERVICE, a Florida corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------

                      LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      JOHN M. SMYTH COMPANY, an Illinois corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      JOHN M. SMYTH REALTY COMPANY, an Illinois corporation


                      By:        /s/ SHEILA C. REINKEN
                                 ------------------------------------------
                      Name:      Sheila C. Reinken
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      AGENT:

                      BT COMMERCIAL CORPORATION, in its capacity as Agent


                      By:        /s/ WAYNE D. HILLOCK
                                 ------------------------------------------
                      Name:      Wayne D. Hillock
                                 ------------------------------------------
                      Title:     Sr. V.P.
                                 ------------------------------------------


                      REVOLVING LENDERS:

                      BT COMMERCIAL CORPORATION, a Delaware corporation in its respective capacities as Revolving Lender and Collateral Agent


                      By:
                                 ------------------------------------------
                                 Name:
                                 ------------------------------------------
                                 Title:
                                 ------------------------------------------

                      WAYLAND INVESTMENT FUND, LLC, in its capacity as Revolving Lender


                      By:
                                 ------------------------------------------
                                 Name:
                                 ------------------------------------------
                                 Title:
                                 ------------------------------------------


                      FINOVA CAPITAL CORPORATION, in its capacity as Revolving Lender


                      By:        /s/ BRIAN RUJAWITZ
                                 ------------------------------------------
                      Name:      Brian Rujawitz
                                 ------------------------------------------
                      Title:     AVP
                                 ------------------------------------------


                      HELLER FINANCIAL, INC., it its capacity as Revolving
                      Lender


                      By:        /s/ SCOTT ZIEMKE
                                 ------------------------------------------
                      Name:      Scott Ziemke
                                 ------------------------------------------
                      Title:     AVP-Relationship Manager
                                 ------------------------------------------


                      LASALLE NATIONAL BANK, it its capacity as Revolving Lender


                      By:        /s/ CHRISTOPHER G. CLIFFORD
                                 ------------------------------------------
                      Name:      Christopher G. Clifford
                                 ------------------------------------------
                      Title:     Sr. VP
                                 ------------------------------------------


                      CONGRESS FINANCIAL CORPORATIONN (CENTRAL), it its capacity as Revolving Lender


                      By:        /s/ STEVEN LINDERMAN
                                 ------------------------------------------
                      Name:      Steven Linderman
                                 ------------------------------------------
                      Title:     Vice President
                                 ------------------------------------------


                      TRANSAMERICA BUSINESS CREDIT CORPORATION, it its capacity as Revolving Lender


                      By:        /s/ ROBERT HEINZ
                                 ------------------------------------------
                      Name:      Robert Heinz
                                 ------------------------------------------
                      Title:     SVP
                                 ------------------------------------------

                                    EXHIBIT A

                                    ANNEX II
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

                LIST OF TERM LENDERS AND TERM COMMITMENT AMOUNTS

ORIGINAL TERM LENDERS:

1.      SILVER OAK CAPITAL L.L.C.
        c/o Angelo, Gordon & Company
        245 Park Avenue, 26th Floor
        New York, New York 10167

        Term Commitment Amount:                    $36,356,250

SECOND TERM LENDERS:

1.      SILVER OAK CAPITAL L.L.C.
        c/o Angelo, Gordon & Company
        245 Park Avenue, 26th Floor
        New York, New York 10167

        Term Commitment Amount:                    $___________

2.      [OTHERS TO COME]

                                    EXHIBIT B


                        FORM OF AMENDMENT APPROVAL ORDER


                                   [ATTACHED]

                                    EXHIBIT C


                          FORM OF ASSIGNMENT AGREEMENT


                              ASSUMPTION AGREEMENT

        Reference is made to the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, waived or otherwise modified from time to time, the "Credit Agreement"), among Levitz Furniture Incorporated and its affiliates, as borrowers (collectively, the "Borrowers"), the financial institutions party thereto, as lenders (collectively, the "Lenders"), and BT Commercial Corporation, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used in this assumption agreement and not otherwise defined have the meanings assigned to such terms in the Credit Agreement.

        The undersigned certifies to the Lenders and the Agent that it is a wholly owned Subsidiary of _________, a Borrower under the Credit Agreement. By its execution and delivery of this assumption agreement, the undersigned becomes a party to the Credit Agreement and the other Credit Documents as (i) a Borrower under the Credit Agreement, the Postpetition Collateral Agency Agreement and any Note and (ii) a Grantor under the Postpetition Security Agreement, and by this assumption agreement expressly and jointly and severally assumes all obligations and liabilities of a Borrower or Grantor under the Credit Agreement and the other Credit Documents. By its execution and delivery of this assumption agreement, the undersigned makes each of the representations and warranties of the Borrowers contained in the Loan Agreement on the date of this assumption agreement, after giving effect to this assumption agreement.

        This assumption agreement is governed by and interpreted in accordance with the internal laws of the State of New York.


                                         [NEWCO]


                                         By:_________________________
                                         Title:


Accepted:


BT COMMERCIAL CORPORATION, as Agent



By:_______________________________
Title:

                                    EXHIBIT D

                             SCHEDULE B - PART 6.19



1. Indenture dated as of March 1, 1996 between Levitz Furniture Corporation, as Issuer, and American Bank National Association, as Trustee, concerning 13-3/8% Senior Notes due 1998.

2. Indenture dated as of July 12, 1993 between Levitz Furniture Corporation, as Issuer, and Norwest Bank Minnesota, National Association, as Trustee, concerning 9-5/8% Senior Subordinated Notes due 2003.

3. Account Purchase and Credit Card Program Agreement dated as of May 2, 1994 by and among Levitz Furniture Corporation, General Electric Capital Corporation et al.

4. Indenture dated as of December 1, 1992 between Levitz Furniture Incorporated (formerly known as LFC Holding Corporation), as Issuer, and First Bank National Association, as Trustee, concerning Senior Deferred Coupon Debentures due 2002.

5. Merchant Agreement, dated as of the 4th day of September, 1998, between Household Bank (SB), N.A., Levitz Furniture Corporation, Levitz Furniture Company of the Midwest, Inc., Levitz Furniture Company of the Pacific, Inc., and Levitz Furniture Company of Washington, Inc.

                                    EXHIBIT E

                            SCHEDULE B - PART 6.9(A)

                   Locations of Offices, Records and Inventory

(a)     Principal place of business for all Borrowers:

        7887 North Federal Highway
        Boca Raton, Florida  33487
        (Executive Office)

        212 High Street
        Pottstown, Pennsylvania  14624
        (Accounting Office)

(b)     (See attached list)

                             SCHEDULE B, PART 6.9(B)


LEVITZ FURNITURE CORPORATION

OWNED REAL PROPERTY                                              WAREHOUSE
-------------------                                              ---------
CONNECTICUT

1.      55 Graham Place                                               X
        Southington, Connecticut 06489-1594
        Hartford County

FLORIDA

2.      10200 Quail Roost Drive                                       X
        Cutler Ridge, Florida 33157-6814
        Dade County

3.      4740 South Cleveland Avenue                                   X
        Fort Myers, Florida 33907-1397
        Lee County

4.      7795 SW 6th Street                                            X
        Plantation, Florida 33324-3389
        Broward County

5.      3939 Gandy Boulevard                                          X
        Tampa, Florida 33611-3496
        Hillsborough County

6.      3001 Okeechobee Boulevard                                     X
        West Palm Beach, Florida 33409-4082
        Palm Beach County

NEW JERSEY

7.      429 U.S. Route 1 South                                        X
        Iselin, New Jersey 08830-3009
        Middlesex County

8.      545 Route 17
        Paramus, New Jersey 07652-3093
        Bergen County

PENNSYLVANIA

9.      212 High Street
        Pottstown, Pennsylvania 19464
        Montgomery County
        (ACTG)

TEXAS

10.     2901 East Pioneer Parkway                                      X
        Arlington, Texas 76010-8499
        Tarrant County

11.     18633 LBJ Freeway                                              X
        Mesquite, Texas 75150-5697
        Dallas County


LEASED REAL PROPERTY

CONNECTICUT

12.     136 Elm Street                                                 X
        Stateline Plaza, #200
        Enfield, Connecticut 06082-3885
        Hartford County

13.     1799 Boston Post Road
        Milford, Connecticut 06460-2706
        New Haven County

DELAWARE

14.     601 Naamans Road                                               X
        Claymont, Delaware 19703-2395
        Newcastle County

FLORIDA

15.     7887 North Federal Highway
        Boca Raton, Florida 33487-1613
        Palm Beach County

16.     18489 U.S. 19 North
        Clearwater, Florida 34624-2709
        Pinellas County

17.     6001 Powerline Road                                            X
        Ft. Lauderdale, Florida 33309-2013
        Broward County

18.     1400 N.W. 167 Street                                           X
        Miami, Florida 33169-5700
        Dade County

19.     5217 U.S. 19 South
        New Port Richey, Florida 34652-3967
        Pasco County

20.     3750 West Colonial Drive
        Orlando, Florida 32808-7906
        Orange County

21.     1540 Semoran Boulevard                                         X
        Winter Park, Florida 32789-1502
        Seminole County

GEORGIA

22.     2750 Sullivan Road                                             X
        College Park, Georgia 30337-6292
        Fulton County

INDIANA

23.     8301 East Washington Street
        Indianapolis, Indiana 46219-6897
        Marion County

24.     6250 West 38th Street
        Indianapolis, Indiana 46254
        Marion County

LOUISIANA

25.     1401 South Clearview Parkway                                   X
        Jefferson, Louisiana 70121-1092
        County of Jefferson Parish

MARYLAND

26.     6610 Baltimore National Pike
        Baltimore, Maryland 21228-3986
        Baltimore County

27.     7989 Rossville Boulevard                                       X
        Baltimore, Maryland 21236
        Baltimore County

28.     50 Orchard Road                                                X
        Glen Burnie, Maryland 21061-6397
        Anne Arundel County

29.     12011 Rockville Pk.                                            X
        Rockville, Maryland 20852-1678
        Montgomery County

30.     4949 Allentown Road                                            X
        Suitland, Maryland 20746-3989
        Prince George's County

MASSACHUSETTS

31.     Liberty Tree Mall                                              X
        Danvers, Massachusetts 01923-3696
        Essex County

32.     160 Providence Highway                                         X
        Dedham, Massachusetts 02026-1809
        Norfolk County

33.     260 Turnpike Road                                              X
        Westboro, Massachusetts 01581-2897
        Worcester County

NEW HAMPSHIRE

34.     168 Daniel Webster Highway
        Nashua, New Hampshire 03060-5502
        Hillsborough County

NEW JERSEY

35.     1001 Church Road                                               X
        Cherry Hill, New Jersey 08002-1299
        Camden County

36.     531 Route #46                                                  X
        Fairfield, New Jersey 07006-1907
        Essex County

NEW YORK

37.     90 Price Parkway                                               X
        Farmingdale, New York 11735-1394
        Suffolk County

38.     1 Rentar Plaza                                                 X
        6626 Metropolitan Avenue
        Middle Village, Queens, New York 11379
        Queens County

39.     3050 Middle County Road
        Nesconset, New York 11767-1005
        Suffolk County

OHIO

40.     505 East Kemper Road                                           X
        Springdale, Ohio 45246-3278
        Hamilton County

PENNSYLVANIA

41.     201 Allendale Road
        King of Prussia, Pennsylvania 19406-1634
        Montgomery County

42.     1661 East Lincoln Highway                                      X
        Langhorne, Pennsylvania 19047-3096
        Bucks County

43.     2650 MacArthur Road                                            X
        Whitehall, Pennsylvania 18052-3897
        Lehigh County

44.     950 Woodland Road
        Wyomissing, Pennsylvania 19610-1202
        Berks County

TEXAS

45.     9012 Research Boulevard                                        X
        Austin, Texas 78758-7086
        Travis County

46.     1333 Stemmons Freeway                                          X
        Dallas, Texas 75207-3798
        Dallas County

47.     1411 Airway Boulevard                                          X
        El Paso, Texas 79925-2294
        El Paso County

48.     6913 Camp Bowie Boulevard                                      X
        Fort Worth, Texas 76116-7187
        Tarrant County

49.     5196 Rufe Snow Road
        North Richland Hills, Texas 76180
        Tarrant County

50.     6400 Avenue K                                                  X
        Plano, Texas 75074-2507
        Collin County

51.     5430 Great Fare Drive                                          X
        San Antonio, Texas 78218-5497
        Bexar County

52.     6707 N.W. Loop #410
        San Antonio, Texas 78238-4504
        Bexar County

VIRGINIA

53.     2950 Gallows Road                                              X
        Falls Church, Virginia 22042-1018
        Fairfax County

GROUND LEASE

NEW YORK

54.     895 East Gate Boulevard                                        X
        Garden City East, New York 11530-2199
        Nassau County

LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC.

OWNED REAL PROPERTY

COLORADO

55.     5655 North Academy Blvd.
        Colorado Springs, Colorado 80918-3658
        El Paso County

56.     11111 West 6th Avenue                                          X
        Lakewood, Colorado 80215-5538
        Jefferson County

57.     7125 West 88th Avenue                                          X
        Westminster, Colorado
        Jefferson County

MINNESOTA

58.     3201 Country Drive                                             X
        St. Paul, Minnesota 55117-1096
        Ramsey County, Minnesota

MISSOURI

59.     3920 South Noland Road
        Independence, Missouri 64055-3347
        Jackson County

60.     9124 Pershall Road                                             X
        Hazelwood, Missouri 63042-2896
        St. Louis County

LEASED REAL PROPERTY

ARIZONA

61.     5870 West Bell Road
        Glendale, Arizona 85308
        Maricopa County

62.     225 South Dobson Road                                          X
        Mesa, Arizona 85202-2009
        Maricopa County

63.     2801 West Indian School Road
        Phoenix, Arizona 85017-4299
        Maricopa County

64.     4718 East Thunderbird Road
        Phoenix, Arizona 85032-5541
        Maricopa County

65.     7310 South Priest Drive
        Tempe, Arizona 85283
        Maricopa County

66.     2020 North 75th Avenue
        Phoenix, Arizona
        Maricopa County

COLORADO

67.     4401 South Tamarac Parkway
        Denver, Colorado 80237-2401
        Denver County

KANSAS

68.     9325 Rose Hill Road                                            X
        Lenexa, Kansas 66215-3790
        Johnson County

MINNESOTA

69.     7007 Lakeland Avenue North
        Brooklyn Park, Minnesota 55428-5612
        Hennepin County

70.     12301 DuPont Avenue South                                      X
        Burnsville, Minnesota 55337-1689
        Dakota County

MISSOURI

71.     5420 Chouteau Traffic Way
        North Kansas City, Missouri 64119-2511
        Jackson County

72.     14250 East Manchester Road
        Manchester, Missouri 63021
        St. Louis County

LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC.

OWNED REAL PROPERTY

CALIFORNIA

73.     5375 San Fernando Road, West                                   X
        Los Angeles, California 90039-1087
        Los Angeles County

74.     1604 Sisk Road                                                 X
        Modesto, California 95353-2501
        Stanislaus County

75.     2420 North Oxnard Boulevard                                    X
        Oxnard, California 93030-2090
        Ventura County

76.     729 Nordahl Road
        San Marcos, California 92069-3513
        San Diego County

OREGON

77.     13631 Southeast Johnson Road                                   X
        Milwaukie, Oregon 97222-1295
        Clackamas County

78.     9770 SW Scholls Ferry Road
        Tigard, Oregon 97223-4303
        Washington County

LEASED REAL PROPERTY

CALIFORNIA

79.     1000 Tustin Avenue
        Anaheim, California 92807-1724
        Orange County

80.     1450 West Branch Street
        Arroyo Grande, California 93420
        San Luis Obispo County

81.     4606 California Avenue
        Bakersfield, California 93309-1106
        Kern County

82.     31833 Date Palm Drive
        Cathedral City, California 92234
        Riverside county

83.     17970 Studebaker Road
        Cerritos, California 90701-3646
        Los Angeles County

84.     1138 Broadway
        Chula Vista, California 91911-2707
        San Diego County

85.     1695 Willow Pass Road                                          X
        Concord, California 94520-0520
        Contra Costa County

86.     470 McKinley Street
        Corona, California 91719-1291
        Riverside County

87.     40500 Albrae Street
        Fremont, California 94538
        Alameda County

88.     4525 West Shaw Avenue                                          X
        Fresno, California 93722-6208
        Fresno County

89.     7441 Edinger Avenue                                            X
        Huntington Beach, California 92647-3598
        Orange County

90.     23251 Avenida de la Carlota
        Laguna Hills, California 92653-1532
        Orange County

91.     4741 Watt Avenue                                               X
        North Highlands, California 95660-5515
        Sacramento County

92.     19350 Nordhoff Street                                          X
        Northridge, California 91324-2492
        Los Angeles County

93.     1460 Fitzgerald Drive
        Pinole, California 94564-2227
        Contra Costa County

94.     4299 Rosewood Drive, Unit 100
        Pleasanton, California 94588
        Alameda County

95.     1601 Kingsdale Avenue                                          X
        Redondo Beach, California 90278-3928
        Los Angeles County

96.     5195 Redwood Drive
        Rohnert Park, California 94928
        Sonoma County

97.     736 Inland Center Drive                                        X
        San Bernardino, California 92408-1899
        San Bernardino County

98.     1119 Industrial Road
        San Carlos, California 94070-4125
        San Mateo County

99.     1190 West Morena Boulevard                                     X
        San Diego, California 92110-3881
        San Diego County

100.    633 West Bonita Avenue                                         X
        San Dimas, California 91773-2580
        Los Angeles County

101.    3199 Alvarado Street                                           X
        San Leandro, California 94577-5790
        Alameda County

102.    2121 Laurelwood Road                                           X
        Santa Clara, California 95054-2754
        Santa Clara County

103.    900 Dubuque Avenue                                             X
        S. San Francisco, California 94080-1890
        San Mateo County

104.    1777 East Hammer Lane
        Stockton, California 95210-4116
        San Joaquin County

105.    15300 Palmdale Road
        Victorville, California 92392
        San Bernardino County

NEVADA

106.    91 South Martin L. King Boulevard                              X
        Las Vegas, Nevada 89106-4340
        Clark County

GROUND LEASE

107.    17520 East Castleton Street
        City of Industry, California 91744 (GROUND LEASE)
        Los Angeles County

LEVITZ FURNITURE COMPANY OF WASHINGTON, INC.

OWNED REAL PROPERTY

WASHINGTON

108.    20111 46th Avenue West                                         X
        Lynnwood, Washington 98036-6694
        Snohomish County

LEASED REAL PROPERTY

WASHINGTON

109.    2402 84th Street, South
        Tacoma, Washington 98409-3781
        Pierce County

110.    17601 South Center Parkway                                     X
        Tukwila, Washington 98188-3794
        King County

                             SCHEDULE B - PART 6.18

1. Relative to the Washington Business and Occupation Tax audit for the period January 1992 through June 1996, additional tax estimated at $10,620 is due on petitioned issues for which partial relief was granted. Thus audit is closed for all other purposes. The State of Washington has sent bills for the remainder of the tax, but the amounts computed were inconsistent with the settlement terms. As of September 4, 1998, the Borrowers are waiting for another revised billing statement.

2. The State of Connecticut delivered audit workpapers that propose additional sales and use tax of approximately $25,400. The Borrowers are seeking adjustments that could reduce the additional tax to approximately $22,000. A portion of this additional tax (approximately $3,000-$5,000) is attributable to construction contractors who were not registered for sales/use tax with the State. Levitz anticipates billing the contractors for their share of the additional tax.

3. The cities of Denver and New Orleans are currently auditing Levitz for sales and/or use tax. Of the two, the Denver audit is further progressed and an assessment is expected shortly; the amount thereof is currently unknown. New Orleans, which is auditing the Jefferson Parish store for sales into New Orleans, is still trying to decide on sample periods for the audit. Both of these audits are correspondence audits (being handled through the mail).

4. A sales/use tax audit by the State of California is scheduled to begin September 21, 1998. The audit will cover the period April 1995 through June 1998. No other audits are scheduled at this time.

5. Attached is a schedule prepared on September 3, 1998 concerning open tax years.

6. There are tax sharing agreements between Levitz Furniture Incorporated and Levitz Furniture Corporation and among Levitz Furniture Corporation and the remaining Borrower subsidiaries.

                     OPEN TAX YEARS AS OF SEPTEMBER 3, 1998


Levitz Furniture Incorporated (the "Parent") has executed or filed with the IRS an agreement extending the period of assessment or collection of income taxes as follows:

                                                                  DATE STATUTE IS
                                                                  EXTENDED TO THE
                                                                  EXTENT OF NOL/
FISCAL YEAR                       NORMAL STATUTE                  CREDIT CARRYBACKS
ENDING                            EXPIRES                         OR WAIVERS
------                            -------                         ----------
March 31, 1990                    December 15, 1993               June 15, 1999 (1) (7)
March 31, 1991                    December 15, 1994               October 31, 1998 (2) (7)
March 31, 1992                    December 15, 1995               June 15, 1999 (3) (7)
March 31, 1993                    December 15, 1996               June 15, 1999 (4) (7)
March 31, 1994                    July 22, 1997                   October 31, 1998 (6) (7)
March 31, 1995                    December 15, 1998               June 15, 1999 (5) (7)
March 31, 1996                    June 15, 1999                   (7)
March 31, 1997                    June 2, 2000                    (7)
March 31, 1998                    December 15, 2001

(1) Statute for March 31, 1990 remains open only to the extent of the refund generated from the carryback of the targeted jobs tax credit from March 31, 1993 (total exposure for carryback is $92,409). See Footnote (7).

(2) Statute for March 31, 1991 remains open only to the extent of the refund generated from the carryback of the net operating loss (NOL) from March 31, 1994 (total exposure for carryback is $5,500,739). See Footnote (6).

(3) Statute for March 31, 1992 remains open to the extent of the refunds generated from the carrybacks of the targeted jobs credit from March 31, 1995 (total exposure for carrybacks $186,220 = $137,349 and $48,871). See Footnote
(7).

(4) Statute for March 31, 1993 remains open only to the extent of the NOL from March 31, 1996 (total exposure $4,875,054). See Footnote (7).

(5) Statute for March 31, 1995 remains open to the extent of the NOL from March 31, 1996 (total exposure $64,258). Statute for March 31, 1997 remains open to the extent of the NOL from March 31, 1997 (total exposure $2,383,342). See Footnote (7).

(6) Waiver signed on January 16, 1997. On June 3, 1997, Levitz Furniture Inc. and Subsidiaries received notice of no exception from IRS Joint Committee on Taxation for its FYE March 31, 1994 and FYE March 31, 1991 income tax returns.

(7) On May 28, 1998, Levitz Furniture, Inc. and Subsidiaries received clearance from the Joint Committee on Taxation for its March 31 FYE for 1990, 1992, 1993, 1995, 1996 and 1997.

        The extensions also extend to all applicable statuses of limitations for state income tax assessments for the Parent and its Operating Subsidiaries. The following Operating Subsidiaries have State Waivers extending the period of assessment or collection of taxes:

Levitz Furniture Co. of the Pacific, Inc.

TAX                       TAXING                  EXTENDED                WAIVER
TYPE                      AUTHORITY               PERIOD                  EXPIRES
----                      ---------               ------                  -------
Sales/Use                 California              4/1/95 - 9/30/95        1/31/99

Levitz Furniture Corporation

TAX                       TAXING                  EXTENDED                WAIVER
TYPE                      AUTHORITY               PERIOD                  EXPIRES
----                      ---------               ------                  -------
Sales/Use                 Connecticut             5/1/95 - 9/30/98        60 days after
                                                                          assessment sent by
                                                                          Connecticut
                                                                          Department of
                                                                          Revenue.  No such
                                                                          assessment has been
                                                                          prepared by the
                                                                          Department to date.

        Parent and all operating subsidiaries with the exception of John M. Smyth Company have agreed or been requested to make adjustments under IRC
Section 481(a) by reason of a change in accounting method for the following:

               Recognition of Income on Ordered and Undelivered Sales at the time of Delivery (John M. Smyth Company already employed this method of accounting, and therefore, did not require a change of accounting method under IRC Section 3115).